Exhibit 99.1

Energy Focus Appoints Steve Socolof to the Board of Directors

SOLON, Ohio, May 21, 2019 (GLOBE NEWSWIRE) -- Energy Focus, Inc. (NASDAQ: EFOI), a leader in LED lighting technologies, today announced it has appointed venture capital veteran Steve Socolof to its Board of Directors (the “Board”) effective May 21, 2019.

Mr. Socolof is a Managing Partner of Tech Council Ventures (“TCV”), a venture fund investing in early-stage growth companies in the Mid-Atlantic region and sponsored by the NJ Tech Council industry association, which has approximately 1,000 corporate and university members. He is currently on the board of Stratis IoT, SunRay Scientific, and Vydia as well as Everspin Technologies, a NASDAQ listed semiconductor and electronics technology company. He was recently a director of Airclic (sold to Descartes Systems), Alverix (sold to Beckton Dickinson & Company), Neohapsis (sold to Cisco Systems), Silicon Hive (sold to Intel Corporation), Sychip (sold to Murata Manufacturing Co.), and an observer of Flarion Technologies (sold to Qualcomm Inc.).

Before his venture capital career, Mr. Socolof created and ran the venture incubator for Lucent’s Bell Laboratories for 5 years, and then formed and ran New Venture Partners for 15 years investing in commercialization of technologies spun out of corporate labs. Previously, he spent 8 years with the management-consulting firm Booz, Allen & Hamilton, where he was a leader of the practice focused on enhancing corporate innovation.

Mr. Socolof has also been a leader in the corporate venture community and was Chair of the Corporate Venture Group within the National Venture Capital Association and on the Advisory Board of Global Corporate Venturing. Mr. Socolof received an MBA degree from The Amos Tuck School at Dartmouth College, where he is currently on the board of the Center for the Study of Venture Capital & Private Equity. He received degrees in Economics and Mathematical Sciences from Stanford University.

“We are very excited to have Steve join our Board as we transition to the next phase of growth,” said James Tu, Chairman, CEO & President. “Steve has been a professional, accomplished and well-respected technology investor for over 20 years, helping numerous startups commercialize technologies, scale operations, form alliances and execute M&As. Steve also brings a wealth of experience in enterprise software, wireless communications, building intelligence and environmental technologies that are particularly relevant to Energy Focus we accelerate towards integrating a myriad of disruptive technologies to enable connected lighting and optimize building energy efficiency in the most impactful and practical manner. We look forward to Steve’s contributions to our innovation and expansion initiatives in the years ahead.”

“As buildings represent approximately 40% of global energy consumption with lighting being a significant component of, I’m excited about working with James, who brings tremendous passion and vision, to help Energy Focus make a substantial impact on environmental sustainability,” said Mr. Socolof.

32000 Aurora Road, Solon, OH 44139        •    www.energyfocus.com        •    800.327.7877

About Energy Focus

Energy Focus is an industry-leading innovator of energy-efficient LED lighting technologies. As the pioneer of direct-wire LED tubes and creator of the first UL-verified low flicker LED products, Energy Focus products provide extensive energy and maintenance savings, and aesthetics, safety, health, and sustainability benefits over conventional lighting. Since 2007, the accumulated failure rate of our LED products has been well less than 0.1%, meaning over 99.9% of the millions of products we sold are still working today. Our customers include U.S. and foreign navies, U.S. federal, state and local governments, healthcare and educational institutions, as well as Fortune 500 companies. Energy Focus is headquartered in Solon, Ohio. For more information, visit our website at www.energyfocus.com
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Media Contact:
Ashley Tolfo
Energy Focus, Inc.
(800) 327-7877
atolfo@energyfocus.com

Investor Contacts:
Jim Fanucchi
Satya Chillara
Darrow Associates, Inc.
(510) 396-2776
ir@energyfocus.com
Forward Looking Statements
Forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Generally, these statements can be identified by the use of words such as “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will,” “should,” “could,” “would” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include all matters that are not historical facts and include statements regarding our current expectations concerning, among other things, our results of operations, financial condition, liquidity, prospects, growth, strategies, capital expenditures and the industry in which we operate. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Although we base these forward-looking statements on assumptions that we believe are reasonable when made, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and industry developments may differ materially from statements made in or suggested by the forward-looking statements contained in this release. We believe that important factors that could cause our actual results to differ materially from forward-looking statements include, but are not limited to: (i) our history of operating losses and our ability to effectively implement cost-cutting measures and generate sufficient cash from operations or receive sufficient financing, on acceptable terms, to continue our operations; (ii) our reliance on a limited number of customers, in particular our historical sales of products for the U.S. Navy, for a significant portion of our revenue, and our ability to maintain or grow such sales

32000 Aurora Road, Solon, OH 44139        •    www.energyfocus.com        •    800.327.7877

levels; (iii) the entrance of new competitors in our target markets; (iv) general economic conditions in the United States and in other markets in which we sell our products; (v) our ability to implement and manage our growth plans to diversify our customer base, increase sales, and control expenses; (vi) our ability to increase demand in our targeted markets and to manage sales cycles that are difficult to predict and may span several quarters; (vii) the timing of large customer orders and significant expenses, and fluctuations between demand and capacity, as we invest in growth opportunities; (viii) our dependence on military maritime customers and on the levels of government funding available to such customers, as well as funding resources of our other customers in the public sector and commercial markets; (ix) market acceptance of LED lighting technology; (x) our ability to respond to new lighting technologies and market trends, and fulfill our warranty obligations with safe and reliable products; (xi) any delays we may encounter in making new products available or fulfilling customer specifications; (xii) our ability to compete effectively against companies with greater resources, lower cost structures, or more rapid development efforts; (xiii) our ability to protect our intellectual property rights and other confidential information, and manage infringement claims by others; (xiv) the impact of any type of legal inquiry, claim, or dispute; (xv) our reliance on a limited number of third-party suppliers, our ability to obtain critical components and finished products from such suppliers on acceptable terms, and the impact of our fluctuating demand on the stability of such suppliers; (xvi) our ability to timely and efficiently transport products from our third-party suppliers to our facility by ocean marine channels; (xvii) our ability to successfully scale our network of sales representatives, agents, and distributors to match the sales reach of larger, established competitors; (xviii) any flaws or defects in our products or in the manner in which they are used or installed; (xix) our compliance with government contracting laws and regulations, through both direct and indirect sale channels, as well as other laws, such as those relating to the environment and health and safety; (xx) risks inherent in international markets, such as economic and political uncertainty, changing regulatory and tax requirements, currency fluctuations and potential tariffs and other barriers to international trade; (xxi) our ability to attract and retain qualified personnel, and to do so in a timely manner; and (xxii) our ability to maintain effective internal controls and otherwise comply with our obligations as a public company and under Nasdaq listing standards.

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Media Contact:
Ashley Tolfo
Energy Focus, Inc.
(800) 327-7877

Investor Contacts:
Jim Fanucchi
Darrow Associates, Inc.
ir@energyfocus.com

32000 Aurora Road, Solon, OH 44139        •    www.energyfocus.com        •    800.327.7877